Restricted Cash	12 Months Ended
Dec. 31, 2011
Restricted Cash [Abstract]
RESTRICTED CASH

NOTE 9 — RESTRICTED CASH

At December 31, 2010, UCI International had posted $16.3 million of cash to collateralize certain letters of credit outstanding. The cash collateral totaling $16.3 million is recorded as “Restricted cash” as a component of current assets on the balance sheet at December 31, 2010. This cash was invested in highly liquid, high quality government securities and was not available for general operating purposes as long as the letters of credit remained outstanding or until alternative collateral was posted. In connection with entering into the Senior Secured Credit Facilities (as defined in Note 12), the letters of credit were replaced by letters of credit issued under the Senior Secured Revolving Facility (as defined in Note 12) and the cash collateral was released and became available for general corporate purposes.